SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                        Independence Community Bank Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       [Independence Community Bank Corp.]














                                                              August 14, 1998


Dear Stockholder:

         You are cordially invited to attend the first Annual Meeting of Stockholders of Independence Community Bank Corp. The meeting will be held at the Klitgord Auditorium, New York City Technical College, located at 285 Jay Street, Brooklyn, New York, on Friday, September 25, 1998 at 9:30 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         For the reasons set forth in the Proxy Statement, the Board recommends that you vote "FOR" each matter to be considered at the Annual Meeting.

         Your continued support of and interest in Independence Community Bank Corp. is sincerely appreciated.

                                            Sincerely,



                                            /s/Charles J.  Hamm
                                            -------------------
                                            Charles J. Hamm
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                        INDEPENDENCE COMMUNITY BANK CORP.
                               195 Montague Street
                            Brooklyn, New York 11201
                                 (718) 722-5300



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on September 25, 1998



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Independence Community Bank Corp. (the "Company") will be held at the Klitgord Auditorium, New York City Technical College, located at 285 Jay Street, Brooklyn, New York, on Friday, September 25, 1998 at 9:30 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect five directors for a three-year term or until their successors are elected and qualified;

         (2)      To consider  and approve the adoption of the 1998 Stock Option
                  Plan;

         (3) To consider and approve the adoption of the 1998 Recognition and Retention Plan and Trust Agreement;

         (4) To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed August 4, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                             By Order of the Board of Directors,


                                             /s/John K.  Schnock
                                             -------------------
                                             John K. Schnock
                                             Corporate Secretary

Brooklyn, New York
August 14, 1998

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        INDEPENDENCE COMMUNITY BANK CORP.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 25, 1998


         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Independence Community Bank Corp. (the "Company"), a Delaware-chartered thrift holding company for Independence Savings Bank (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the reorganization of the Bank and its mutual holding company parent from the mutual to stock form in March 1998 (the "Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at Klitgord Auditorium, New York City Technical College, located at 285 Jay Street, Brooklyn, New York, on Friday, September 25, 1998 at 9:30 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about August 14, 1998.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (John K. Schnock, Esq., Senior Vice President, Secretary and Counsel, Independence Community Bank Corp., 195 Montague Street, Brooklyn, New York 11201); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on August 4, 1998 (the "Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 76,043,750 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Special Meeting on all matters properly presented at the meeting.

         The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. Absentions will not be counted as votes cast and accordingly will have no effect on the voting of this proposal. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the 1998 Stock Option Plan (the "Option Plan") and the 1998 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan"). Under rules applicable to broker-dealers, the proposals to approve the Option Plan and the Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         The Bylaws of the Company presently authorize 13 directors. The Certificate of Incorporation of the Company provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serve as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.


                             Nominees for Director for Three-Year Term Expiring in 2001



                                                            Principal Occupation During                   Director
     Name                    Age(1)                           the Past Five Years                         Since(2)
     ----                    ------                           -------------------                         --------
Robert B.  Catell              61           Director; President and Chief Executive Officer of Market        1984
                                            Span Corporation since July 1998 and President and Chief
                                            Operating Officer of Market Span Corporation from May
                                            1998 to July 1998; Chairman, President and Chief
                                            Executive Officer of Keyspan Energy Corporation,
                                            Brooklyn, New York, since October 1997;  Chairman and
                                            Chief Executive Officer of Brooklyn Union, Brooklyn, New
                                            York.   Director of the Houston Exploration Company and
                                            Taylor Gas.

Rohit M.  Desai                59           Director; Chairman and President of Desai Capital                1992
                                            Management.  Director of the Rouse Company, Sunglass
                                            Hut and Finlay Fine Jewelry.

Robert W. Gelfman              66           Director; Partner with the law firm of Battle Fowler LLP,        1988
                                            New York, New York.

Charles J. Hamm                61           Chairman of the Board, President and Chief Executive             1975
                                            Officer.

Scott M. Hand                  56           Director; President and Director of Inco Limited, a mining       1987
                                            company headquartered in Ontario, Canada.  Director of
                                            P.T. International Nickel Indonesia


         The Board of Directors recommends that you vote FOR the election of the above nominees for director.


                               Members of the Board of Directors Continuing in Office

                                        Directors Whose Terms Expire in 1999


                                                            Principal Occupation During                    Director
     Name                    Age(1)                            the Past Five Years                         Since(2)
     ----                    ------                            -------------------                         --------
Willard N.  Archie            54           Director; certified public accountant and Chief Executive         1994
                                           Officer and Managing Partner of Mitchell & Titus, LLP, an
                                           accounting and management consulting firm in New York
                                           City.
Donald H.  Elliott            65           Director; member of the law firm of Hollyer Brady Smith           1973
                                           Troxell Rockett Hines & Mone LLP since September 1995;
                                           previously partner with Mudge Rose Guthrie Alexander &
                                           Ferdon LLP.  Director of Market Span and  Brooklyn Union.

Janine Luke                   59           Director; Director of Windrove Service Corporation, an            1976
                                           investment advisory firm in New York City, since 1996;
                                           previously President of Breecom Corp., an investment
                                           advisory firm.

Malcolm MacKay                57           Director; Managing Director of Russell Reynolds Associates,       1977
                                           Inc., an executive placement firm in New York City.
                                           Director of Empire Fidelity Life Insurance Company, Inc.,
                                           a subsidiary of Fidelity Investment Co.
                                                     Directors Whose Terms Expire in 2000


                                                            Principal Occupation During                    Director
     Name                   Age(1)                            the Past Five Years                          Since(2)
     ----                   ------                            -------------------                          --------
Chaim Y.  Edelstein           55           Director; Chairman of the Board of Directors of Hills Stores,     1991
                                           Inc. since 1995; Chairman and Chief Executive Officer of
                                           Abraham & Strauss, Brooklyn, New York from 1984 until
                                           February 1994.  Director of Leslie Fay Corp.

Donald E.  Kolowsky           65           Director; retired.                                                1989

Joseph S.  Morgano            66           Director; Executive Vice President and Mortgage Officer;          1996
                                           served in various capacities in the mortgage area since
                                           joining the Bank in 1972.

Wesley D.  Ratcliff           55           Director; President and Chief Executive Officer of Advanced       1994
                                           Technological Solutions, Inc., an electronics service provider located in Brooklyn, New York since October 1993;
                                           previously served as plant manager of IBM Corporation.

--------------------
(1) As of June 1, 1998.
(2) Includes service as director of the Bank.

Stockholder Nominations

         Article IV, Section 4.15 of the Company's Bylaws ("Bylaws") governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or a committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in by Bylaws. Because this is the first Annual Meeting, any such nomination by a stockholder must have been delivered or received no later than the close of business on March 26, 1998. No such nominations by stockholders were received.

Board of Directors Meetings and Committees of the Company and the Bank

         Regular meetings of the Board of Directors of the Company are held as necessary. Since its organization in June 1997 and through the year ended March 31, 1998, the Board of Directors of the Company met eight times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during this period. The completion of the reorganization and conversion of the Bank was not completed until mid-March 1998. As a result, committees of the Company were not established until April 1998 and there were no committee meetings held during fiscal 1998. The Company has established various committees including an Executive Committee, an Examining Committee and a Compensation Committee.

         In accordance with the Company's Bylaws, the Board of Directors acts as the Nominating Committee. The Board did not meet in such capacity in fiscal 1998 but met subsequent to March 31, 1998 to nominate the persons listed herein as the Board's nominees.

         The Board of Directors of the Bank meets on a monthly basis and may have additional special meetings. During the year ended March 31, 1998, the Board of Directors of the Bank met 13 times. The Board of Directors of the Bank has established ten committees, including an Executive Committee, Organization Committee, Investment Committee and an Examining Committee. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

Executive Officers Who Are Not Directors

         Set forth below is information with respect to the principal occupations during the last five years for the five senior executive officers of the Company and the Bank who do not serve as directors of the Company. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

         Terence J. Mitchell. Age 46 years. Mr. Mitchell served as Executive Vice President-Director of Marketing and Retail Banking of the Bank from February 1995 to May 1998 and has served as Executive Vice President - Retail Banking since May 1998. Previously, Mr. Mitchell served as a Senior Vice President for Marketing and Retail Banking.

         John B. Zurell. Age 56 years. Mr. Zurell, a certified public accountant, served as Executive Vice President-Financial Systems and Director of Commercial and Consumer Lending from February 1994 until July 1997. In July 1997, he was appointed Chief Financial Officer. Prior to February 1994, he served as a Senior Vice President of the Bank.

         Thomas J. Brady. Age 64 years. Mr. Brady has been Senior Vice President of the Bank since March 1993 and Treasurer of the Bank since September 1991. Previously, Mr. Brady served in various positions since joining the Bank in 1971.

         John K. Schnock. Age 54 years. Mr. Schnock has been Senior Vice President, Secretary and Counsel of the Bank since February 1996. Previously, Mr. Schnock served as a Vice President and then First Vice President since joining the Bank's Secretary and Counsel department in June 1992. Prior thereto, Mr. Schnock was an attorney with the law firm of Bleakley Platt Remsen Millham & Curran, New York, from April 1990 to June 1992 and served in various capacities with the Bank from 1972 to 1990.

         Frank S. Muzio. Age 45 years. Mr. Muzio, a certified public accountant, has been Senior Vice President and Controller since April 1998. Previously, Mr. Muzio served as Senior Vice President, Planning and Analysis, of Dime Bancorp., Inc. since its merger with Anchor Bancorp., Inc., in January 1995 and earlier served as Senior Vice President and Controller of Anchor Bancorp., Inc., since 1993.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who beneficially owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the year ended March 31, 1998, the Company's officers and directors satisfied the reporting requirements promulgated under
Section 16(a) of the 1934 Act except that one report, covering one transaction, and another report, covering two transactions, were filed late by Messrs. Edelstein and Brady, respectively.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) each person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be beneficial owner of more than 5% of the issued and outstanding Common Stock,
(ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

                                      Amount and Nature
      Name of Beneficial                of Beneficial
      Owner or Number of               Ownership as of              Percent of
       Persons in Group               August 4, 1998(1)            Common Stock
       ----------------               -----------------            ------------

Independence Community Bank Corp.
Employee Stock Ownership Plan
 195 Montague Street
 Brooklyn, New York 11201                 5,632,870(2)                 7.4%

                                            Amount and Nature
      Name of Beneficial                      of Beneficial
      Owner or Number of                     Ownership as of        Percent of
       Persons in Group                     August 4, 1998(1)      Common Stock
       ----------------                     -----------------      ------------

Independence Community Foundation
 195 Montague Street
 Brooklyn, New York 11201                       5,607,870(3)          7.4%

Directors:

  Willard N. Archie                                 1,042(4)           *

  Robert B. Catell                                  5,000              *

  Rohit Desai                                       1,000              0

  Chaim Y. Edelstein                                3,000(5)           *

  Donald H. Elliott                                 1,469(4)           *

  Robert W. Gelfman                                 1,288(6)           *

  Charles J. Hamm                                   6,947(7)           *

  Scott M. Hand                                     1,000              *

  Donald E. Kolowsky                                5,034(4)           *

  Janine Luke                                       1,500              *

  Malcolm MacKay                                      300              *

  Joseph S. Morgano                                15,191(7)           *

  Wesley D. Ratcliff                                1,052(4)           *

Other Senior Executive Officers:

  Thomas J. Brady                                  11,831(8)           *

  Terence J. Mitchell                                 694(7)           *

  Frank S. Muzio                                      500              *

  John K. Schnock                                   3,389(7)           *

  John B. Zurell                                    1,763(7)           *


All directors and executive officers as a
group (18 persons)                                 62,000              *

----------------

*        Represents less than 1% of the outstanding shares of Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Independence Community Bank Corp. Employee Stock Ownership Plan ("ESOP") was established by an agreement between the Company and Messrs. Catell, Desai and Gelfman as well as Marine Midland Bank, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, none of the shares held by the ESOP had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by all directors and executive officers as a group does not include the unallocated shares held by the ESOP.

(3) Shares of Common Stock owned by the Independence Community Foundation are required to be voted in the same ratio as all other shares of Common Stock on all proposals presented to stockholders for consideration.

(4) Includes with respect to Messrs. Archie, Elliott, Kolowsky and Ratcliff, 542, 1,469, 34 and 52 shares, respectively, held by the Directors Fee Deferral Plan. Messrs. Archie, Elliott, Kolowsky and Ratcliff each disclaims beneficial ownership of such shares except to the extent of their personal pecuniary interest therein.

(5)      Includes 1,000 shares owned by Mr. Edelstein's minor child.

(6)      Includes 288 shares owned by Mr. Gelfman's spouse.

(7) All shares are held in the Independence Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("401(k) Plan").

(8) Includes 750 shares owned by Mr. Brady's spouse, 2,266 shares owned by Mr. Brady's minor children and 7,976 shares held by the Bank's 401(k) Plan.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the two fiscal years ended March 31, 1998 and 1997 to the President and Chief Executive Officer of the Bank and the four other most highly compensated officers of the Bank. Said officers, who also serve as executive officers of the Company, do not receive any separate compensation from the Company.

                                                Annual Compensation                     Long Term Compensation
                                       -------------------------------------   ---------------------------------------
                                                                                         Awards               Payouts
                                                                               --------------------------   ----------
                                                                Other                        Securities
         Name and            Fiscal                             Annual         Restricted     Underlying      LTIP        All Other
    Principal Position        Year     Salary(1)    Bonus    Compensation(2)     Stock         Options       Payouts    Compensation
    ------------------        ----     ---------    -----    ---------------     -----         -------       -------    ------------
Charles J.  Hamm
Chairman, President and       1998     $517,316   $103,000        - -              - -           - -           - -         $3,000(3)
   Chief Executive Officer    1997      488,463    139,195        - -              - -           - -        145,070(4)      4,700(5)

Joseph S.  Morgano
 Executive Vice
    President and             1998      250,999     50,000        - -              - -           - -                        3,000(3)
    Mortgage Officer          1997      238,500     66,278        - -              - -           - -         42,946(4)      4,700(5)

Terence J.  Mitchell          1998      166,923     33,000        - -              - -           - -           - -          3,257(3)
 Executive Vice               1997      152,327     38,214        - -              - -           - -         23,242(4)      5,117(5)
   President-Director of
Marketing and Retail
   Banking

John B.  Zurell               1998      195,154     29,100        - -              - -           - -           - -          3,000(3)
 Executive Vice               1997      193,646     46,746        - -              - -           - -         33,656(4)      4,868(5)
   President and Chief
   Financial Officer

Thomas J.  Brady              1998      118,846     23,500        - -              - -           - -           - -          2,957(3)
 Senior Vice President        1997      111,308     30,010        - -              - -           - -         19,159(4)      4,841(5)
  and Treasurer

----------

(1) Does not include amounts deferred by an officer in prior years and received by such officer in the current fiscal year.
(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officer during the year ended March 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(3)      Consists of contributions to the Bank's 401(k) profit sharing plan.
(4) Amount reflects one-third of an award received in April 1997 pursuant to the Bank's Executive Long-Term Incentive Plan ("ELTIP"), which plan was established in 1994 and provided for awards based upon the attainment of certain pre-established performance goals and criteria during the period from January 1, 1994 through December 31, 1996. In April 1997 the Board of Directors determined to exclude the effect of the one-time special SAIF assessment for the purposes of the ELTIP.
(5) Consists of contributions to the Bank's 401(k) profit sharing plan, the receipt of $1,000 face amount of 8% junior preferred stock of the Independence Community Realty Corp., a wholly owned subsidiary of the Bank, and reimbursement of certain tax payments made by the named executive officers.

Change in Control Agreements

         The Company and the Bank (collectively the "Employers") intend to enter into Change in Control Agreements with Messrs. Hamm, Morgano, Mitchell, Zurell, Brady and Schnock (the "Executives"). The Change in Control Agreements have terms of three years, which term shall be extended each year for a successive additional one-year period upon approval by the Board of Directors unless either the Board of Directors or Executive elects, not less than 30 days prior to the annual anniversary date, not to extend the term.

         The Change in Control Agreements provide that if certain adverse actions are taken with respect to the Executive's employment following a change in control, as defined, of the Company or the Bank, the Executive will be entitled to a cash severance amount equal to three times the Executive's annual compensation. In addition, the Executive will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until he obtains full-time employment with another employer.

         A change in control is generally defined in the Change in Control Agreements to include any change in control of the Company or the Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and
(ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         Each Change in Control Agreement with the Employers provides that if the payments and benefits to be provided thereunder or otherwise upon termination of employment are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Code, then the Executive would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement.
Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to an Executive under the employment agreements.

         Although the above-described Change in Control Agreements, could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

         The Company is considering implementing a severance plan which would cover certain officers who are not otherwise covered by Change in Control Agreements. Such plan would provide certain severance benefits to participants whose employment is terminated or whose job responsibilities are substantially reduced in connection with or subsequent to a change in control of the Company.

Directors' Compensation

         Members of the Bank's Board of Directors, except for Messrs. Hamm and Morgano, receive $1,500 per meeting attended of the Board and $850 per committee meeting attended. Board fees are subject to periodic adjustment by the Board of Directors. In addition, members of the Board receive an annual retainer of $10,000. Effective with the fiscal year beginning on April 1, 1998, the annual retainer was increased to $20,000. In addition to fees paid to directors for Board and committee meetings, the Bank's directors are expected to participate in the Stock Option Plan and the Recognition Plan being presented at this Annual Meeting for approval by stockholders. See "Proposal to Adopt the 1998 Stock Option Plan" and "Proposal to Adopt Recognition and Retention Plan and Trust Agreement."

Benefits

         Retirement Plan. The Company maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one of year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant including executive officers named in the Summary Compensation Table above, equal to 2% of the participant's final average compensation (average W-2 compensation during the highest 60 months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the Retirement Plan trustee.

         The following table illustrates the annual benefit payable upon retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the Retirement Plan and the Supplemental Executive Retirement Plan ("SERP") maintained by the Bank.

                                                        Years of Service(1)(2)
                              -------------------------------------------------------------------------
  Remuneration (3)(4)            15               20              25              30              35
  --------------------        --------         --------        --------        --------        ---------
        $125,000              $ 37,500         $ 50,000        $ 62,500        $ 75,000        $  75,000
         150,000                45,000           60,000          75,000          90,000           90,000
         175,000                52,500           70,000          87,500         105,000          105,000
         200,000                60,000           80,000         100,000         120,000          120,000
         225,000                67,500           90,000         112,500         135,000          135,000
         250,000                75,000          100,000         125,000         150,000          150,000
         300,000                90,000          120,000         150,000         180,000          180,000
         400,000               120,000          160,000         200,000         240,000          240,000
         450,000               135,000          180,000         225,000         270,000          270,000
         500,000               150,000          200,000         250,000         300,000          300,000
         600,000               180,000          240,000         300,000         360,000          360,000

--------------
(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits and there are no other offsets to benefits.

(2)      The maximum years of service credited for benefit purposes is 30 years.

(3) For the fiscal year of the Retirement Plan beginning on January 1, 1997, the average final compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through SERP.

(4) For the fiscal year of the Retirement Plan beginning on January 1, 1997, the maximum annual benefit payable under the Retirement Plan cannot exceed $125,000 (as adjusted for subsequent years pursuant to Code provisions).

         The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of March 31, 1998, for each of the individuals named in the Executive Compensation Table.


                                          Years of Credited       Average Annual
                                               Service               Earnings
                                          -----------------       --------------
Charles J.  Hamm.................              13 years              $615,882

Joseph S.  Morgano...............              25 years               290,424

Terence J.  Mitchell.............              23 years               170,990

John B.  Zurell..................              25 years               218,149

Thomas J.  Brady.................              27 years               133,683

         Supplemental Executive Retirement Plan. The Bank has adopted the SERP to provide for eligible employees benefits that would be due under its Retirement Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. The Board of Directors of the Bank intends to adopt an amendment to the SERP to provide eligible employees with benefits that would be due under the ESOP if such benefits were not limited under the Code.

Compensation Committee Interlocks and Insider Participation

         In fiscal 1998, the Organization Committee of the Board of Directors of the Company and the Bank determined the salaries and bonuses of the Company's and the Bank's executive officers. Mr. Hamm, Chairman, President and Chief Executive Officer of the Company and the Bank is a member of the Organization Committee. The Committee also reviews and approves the salaries and bonuses for the Company's and the Bank's other officers and employees. The Organization Committee of the Bank met three times during fiscal 1998. The report of the Organization Committee with respect to compensation for the Chief Executive Officer and all other executive officers of the Company and the Bank and employees for the year ended March 31, 1998 is set forth below. The standing Organization Committee consists of Messrs. Archie, Desai, Edelstein, Elliott, Hamm, Hand, Ratcliff and Mrs. Luke. Four other Directors (Messrs. Catell, Gelfman, Kolowsky and MacKay) serve on a rotating basis.

Report of Organization Committee

         Under the rules of the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and Chief Executive Officer and certain other executive officers of the Company for the year ended March 31, 1998. Because the Company did not have any significant assets until March 13, 1998 (the completion of the Bank's and its mutual holding company's reorganization and conversion), the following discussion addresses compensation information relating to the President and Chief Executive Officer and executive officers of the Bank for fiscal 1998 and sets forth the report of the Organization Committee (the "Committee") of the Board of Directors of the Bank. Effective April 1, 1998, the Bank's Organization Committee has been redesignated the Compensation Committee. In addition, the Company has also established a Compensation Committee.

         Compensation Philosophy. The Committee is responsible for administering the compensation of all executive officers. The Committee annually reviews and evaluates the base salary and incentive compensation for all executive officers, including the President and Chief Executive Officer, and in conducting such reviews of the Bank's executive officers other than the President and Chief Executive Officer places primary consideration upon the recommendations of the President and Chief Executive Officer, along with the rationale for such recommendations. The President and Chief Executive Officer does not participate in the Committee's review of his compensation package. The Committee considers the objectives and performance of the Bank, individual performance and surveys of compensation practices at comparable financial institutions in establishing executive compensation. While the Committee does not use strict numerical formulas to determine changes in the compensation of the President and Chief Executive Officer and the other executive officers of the Bank and while it weighs a variety of different factors in its deliberations, it emphasizes earnings, profitability, capital position and income levels as factors in setting the compensation of the Bank's executive officers, in particular the President and Chief Executive Officer. It also takes into account non-quantitative factors including such factors as the level of responsibility and general management oversight. While the various quantitative factors approved by the Committee were considered in evaluating individual officer performance, such factors were not assigned a specific weight in evaluating the performance of the President and Chief Executive Officer or the other executive officers.

         The purposes of the Bank's executive compensation policies are to attract and retain qualified individuals; reward high performance by the Bank and the executive; and maintain compensation levels that are competitive with other financial institutions, particularly those in the New York metropolitan area. The compensation structure is designed to support the achievement of the Bank's performance and strategic objectives and to ensure that the executive officers' interests are aligned with the success of the Bank. The Committee makes use of compensation surveys and has on occasion retained independent consultants to assist in the design of the Bank's executive compensation package. In light of the status of the Holding Company as a public company, it is intended that the compensation policies of the Holding Company and the Bank will incorporate the consolidated financial results of the Holding Company and other factors related to the Holding Company's common stock.

         Incentive Compensation. An important component of the Company's and the Bank's executive compensation package is an incentive compensation plan which provides for cash payments to executive officers based on the performance of the Bank in relation to a set of performance goals and targets. The institutional goals are recommended by management each year and approved by the Committee and the Board of Directors. All officers of the Bank are eligible to participate in the program. The incentive compensation of executive officers is more closely linked to Bank performance, while the incentive compensation of junior officers is more closely linked to personal performance.

         Chief Executive Officer. The Committee recommended and the Board of Directors awarded the Bank's President and Chief Executive Officer a salary increase of 6.2%, or $30,000, for a new annual salary of $515,000 effective February 1997. The decision to increase the Chief Executive Officer's salary was based on normal cost of living adjustments, an analysis of the salaries of the Chief Executive Officers of peer group financial institutions in the New York metropolitan area and the significant contributions of the Chief Executive Officer to the successful operations of the Bank. No specific formula was used by the Committee to establish the President and Chief Executive Officer's salary for fiscal 1998 nor did the Committee set specified salary levels based on the achievement of particular quantitative financial measures of performance targets. The Committee again reviewed the salary of the Bank's President and Chief Executive Officer in February 1998, and using the same methodology as used the prior year, awarded a salary increase of 5.83% or $30,000, for a new annual salary of $545,000, effective March 1998.

                     The Organization Committee of the Bank


          Willard N. Archie                         Robert B. Catell
            Rohit M. Desai                         Chaim Y. Edelstein
          Donald H. Elliott                        Robert W. Gelfman
           Charles J. Hamm                           Scott M. Hand
          Donald E. Kolowsky                          Janine Luke
            Malcolm MacKay                         Wesley D. Ratfliff

Performance Graph

         Pursuant to the rules and regulations of the SEC, the graph below compares the performance of the Company's Common Stock with that of the Nasdaq Composite Index (U.S. Companies) and the Nasdaq Bank Composite Index (banks and bank holding companies, over 99% of which are based in the United States) from March 17, 1998, the date the Company's common stock began trading on the Nasdaq National Market, through March 31, 1998. The graph is based on the investment of $100 in the Company's Common Stock at its closing price on March 17, 1998.


           [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED ON FOLLOWING PAGE]

                                                     Period Ended
                                              ----------------------------
Index                                         3/17/98             3/31/98
---------------------------------             -------             -------
Independence Community Bank Corp.             $100.0              $103.6
Nasdaq - Total U.S.                           $100.0              $103.4
Nasdaq - Banks                                $100.0              $101.7

Certain Relationship and Related Transactions

         In accordance with applicable laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. All such loans to directors and executive officers were current as of March 31, 1998.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rate and collateral , as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties, unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

                  PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN

General

         The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Option Plan is also designed to attract and retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

         The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

         Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. Rohit M. Desai, Chaim Y. Edelstein, Donald H. Elliott and Robert W. Gelfman.

         Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of both an incentive stock and a compensatory option shall at least equal the fair market value of a share of Common Stock on the date the option is granted.

         Options granted to participants prior to March 14, 1999 will become vested and exercisable at the rate of 20% per year on each annual anniversary of the date of grant. Options granted after such date under the Option Plan shall become vested and exercisable in the manner specified by the Committee. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death, disability, or retirement. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability, or retirement (except with respect to optionees who at the time of retirement are non-employee directors or officers with the title Vice President or above ("Officers")). With respect to non-employee directors and Officers, the Committee shall determine, on its discretion, whether options held by such persons shall become fully vested as of the date of retirement. In addition, all stock options will become vested and exercisable in full on the effective date of a change in control of the Company.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the optionee's employment terminates (three years after termination of service in the case of non-employee directors), unless extended by the Committee or the Board of Directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one-year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made either in cash, by certified or cashier's check or if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as-payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used.

Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares. In addition, an optionee can elect, with the Committee's concurrence, to defer the delivery of the proceeds of any compensatory option not transferred under the terms of the Option Plan. Such deferral must comply with the provisions of the Option Plan and other rules and regulations as may be established by the Committee.

         Stock Appreciation Rights. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock Appreciation Rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options. The proceeds of the exercise of a stock appreciation right may also be deferred as provided by the provisions of the Option Plan.

         Number of Shares Covered by the Option Plan. A total of 7,041,088 shares of Common Stock, which is equal to 10% of the Common Stock sold in the Conversion (exclusive of shares of Common Stock issued to the Independence Community Foundation), has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The Option Plan provides that grants to each employee and non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan.

         Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from July 30, 1998, the date the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

         Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

         Final Treasury regulations issued in July 1996 provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

         The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common
Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

         Stockholder Approval. No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also satisfy Nasdaq Stock Market ("Nasdaq Stock Market") listing, federal tax, and New York State Banking Department ("Department") and Federal Deposit Insurance Corporation ("FDIC") requirements.

         Awards to be Granted. The Board of Directors of the Company adopted the Option Plan and the Committee established thereunder intends to grant options to executive officers, employees and non-employee directors of the Company and the Bank. The initial grants shall be effective upon stockholder approval of the Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on such date. The following table sets forth certain information with respect to such grants.

                                                                                Number of Shares
Name of Individual or                                                              Subject to
Number of Persons in Group                  Title                                 Stock Options
--------------------------                  -----                                 -------------
Charles J. Hamm                    Chairman, President and Chief Executive           1,408,218
                                      Officer

Joseph S. Morgano                  Executive Vice President                            704,109

John B. Zurell                     Executive Vice President - Chief Financial          352,054
                                      Officer

Terence J. Mitchell                Executive Vice President                            352,054

Thomas J. Brady                    Senior Vice President and Treasurer                 176,027

All executive officers as                                                            3,188,489
 a group (seven persons)

All non-employee directors                                                           2,112,319(1)
 as a group (11 persons)

-----------------
(1)      Each director will receive an option covering 192,029 shares


         The terms of the initial options granted to all recipients shall provide that they will be vested and exercisable 20% per year over a five-year period commencing on the first anniversary of the date of grant.

         The  Committee  is  also   considering   awarding  options  to  certain
non-executive officers and key employees of the Bank.

         On August 4, 1998, the closing price of a share of Common Stock on the Nasdaq Stock Market was $14.6875.

         Regulatory Requirements. The Option Plan and the Recognition Plan discussed hereinafter (collectively the "Plans") comply with applicable Department and FDIC regulations. However, neither the Department nor the FDIC has endorsed or approved the Plans.

         Under Department regulations, certain stock benefit plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations, which are contained in the Plans. Specifically, the Department and FDIC regulations provide that the Option Plan and the Recognition Plan may not be implemented during the first year after the Conversion unless approved by a majority of the Company's stockholders at a duly called meeting of stockholders to be held no sooner than six months after the completion after the Conversion. In addition, under such regulations, grants of options or stock awards to each employee and each non-employee director may not exceed 25% and 5%, respectively, of the shares of Common Stock available under the Option Plan and Recognition Plan. Furthermore, awards to non-employee directors in the aggregate may not exceed 30% of the number of shares of Common Stock available under the Option Plan and the Recognition Plan.

         The Board of Directors recommends that stockholders vote FOR adoption of the 1998 Stock Option Plan.

                     PROPOSAL TO ADOPT THE 1998 RECOGNITION
                     AND RETENTION PLAN AND TRUST AGREEMENT

General

         The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Savings Bank who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

Description of the Recognition Plan

         The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

         Administration. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of at least two non-employee directors of the Company. The members of the Committee will initially consist of Messrs. Desai, Edelstein, Elliott and Gelfman, who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

         Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock sold in the Conversion, or 2,816,435 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

         Grants. Shares of Common Stock granted pursuant to the Recognition Plan prior to March 14, 1999 will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. Shares granted after March 13, 1999 shall vest upon such terms and conditions as established by the Committee. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

         If a recipient terminates employment or service with the Company for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death, disability or retirement (other than recipients who are non-employee directors or Officers) shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. With respect to non-employee directors and Officers, the Committee, in its discretion, will determine whether such persons' grants shall be deemed fully earned as of their retirement. In addition, following a change in control of the Company all shares subject to an award held by a recipient shall be deemed earned as of the effective time of such change of control and shall be distributed as soon as practicable thereafter. Under the terms of the Recognition Plan, recipients can, with the concurrence of the Committee and subject to any rules and regulations established thereby and the provisions of the Recognition Plan, defer receipt of the shares subject to an award after the lapsing of the restrictions on vesting related thereto.

         Performance Share Awards. The Recognition Plan provides the Committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Recognition Plan Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any Performance Recognition

Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the Committee. The performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested may be based on financial performance and/or personal evaluations, except that for any Performance Share Award that is intended by the Committee to satisfy the requirements for "performance based compensation" under Code Section 162(m), the performance criteria shall be a measure based on one or more Qualifying Performance Criteria (as defined below). Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be adjusted by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. However, the Committee may not increase the amount earned upon satisfaction of any performance goal by any participant in the Recognition Plan who is a "covered employee" within the meaning of Section 162(m) of the Code.

         Subject to stockholder approval of the Plan, the performance criteria for any Performance Share Award that is intended to satisfy the requirements for "performance based compensation" under the code Section 162(m) shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the Committee under the terms of the
Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. It is expected that a substantial portion of the awards proposed to be granted to Messrs. Hamm and Morgano as well as potentially other senior officers will be performance based. In that regard, the Committee will engage outside compensation consultants to assist it in establishing such performance-based targets.

         Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception:
(i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

         The  Recognition  Plan has been  designed to meet the  requirements  of
Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to Performance Share Awards granted under the
Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the 1998 Stock Option Plan Description of Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

         Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

         Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and the Committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors of the Company and the Bank. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. The initial grants shall be effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such grants.

                                                                                Number of Shares
Name of Individual or                                                              Subject to
Number of Persons in Group                  Title                                 Stock Options
--------------------------                  -----                                 -------------
Charles J. Hamm                    Chairman, President and Chief                       563,287
                                   Executive Officer

Joseph S. Morgano                  Executive Vice President                            281,644

John B. Zurell                     Executive Vice President -                          140,822
                                      Chief Financial Officer

Terence J. Mitchell                Executive Vice President                            140,822

Thomas J. Brady                    Senior Vice President and Treasurer                  70,411

All executive officers as a group                                                    1,277,397
(seven persons)

All non-employee directors as                                                          844,932(1)
   a group (11 persons)

------------
(1)      Each director will receive a grant of 76,812 shares.

         The   Committee   is  also   considering   making   grants  to  certain
non-executive officers and key employees of the Bank.

         The terms of the stock awards initially granted to all recipients shall provide that they will be vested and exercisable 20% per year (subject with respect to Performance Share Awards, to the satisfaction of the performance target(s)) over a five-year period commencing on the first anniversary of the date of grant.

         Regulatory Requirements. For a discussion of the Department and FDIC requirements related to the Recognition Plan see "Proposal to Adopt the 1998 Stock Option Plan - Description of the Option Plan - Regulatory Requirements."

         The Board of Directors recommends that stockholders vote FOR adoption of the 1998 Recognition and Retention Plan and Trust Agreement.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending March 31, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending March 31, 1999.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in July 1999, must be received at the principal executive offices of the Company, 195 Montague Street, Brooklyn, New York 11201, Attention: John K. Schnock, Senior Vice President, Secretary and Counsel, no later than March 1, 1999.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company except with respect to the first Annual Meeting notice of which must have been delivered by March 26, 1998. No such proposals were received by such date. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Bylaws.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended March 31, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1998 required to be filed under the Exchange Act. Such written request should be directed to John K. Schnock, Senior Vice President, Secretary and Counsel, Independence Community Bank Corp. 195 Montague Street, Brooklyn, New York 11201. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has retained Corporate Investor Communications, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,000, plus reimbursement for out-of-pocket expenses and a fee for each stockholder contacted. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      APPENDIX A

                        INDEPENDENCE COMMUNITY BANK CORP.
                             1998 STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

         Independence   Community   Bank  Corp.   (the   "Corporation")   hereby
establishes this 1998 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Award hereunder.


                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.02  "Bank"  means   Independence   Savings  Bank,  the  wholly  owned
subsidiary of the Corporation.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a)of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         3.05     "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

         3.07 "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank or any successor thereto who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Offering" means the offering of Common Stock to the public in connection with the reorganization of the Bank and its mutual holding company parent to the stock holding company form of organization and the issuance of the capital stock of the Bank to the Corporation.

         3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.18 "Option" means a right granted under this Plan to purchase Common Stock.

         3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as an Director Emeritus) after attaining the age of 70.

         3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

         3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

         4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Bank's Restated Organization Certificate and Bylaws shall terminate as of the effective date of such removal.

         4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Awards of Non-Qualified Options pursuant to this Plan.


                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 7,041,088, which is equal to 10% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Awards made to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

         6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02     Option Exercise Price.

                  (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

                  (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.


         8.03  Vesting and Exercise of Options.

                  (a) General Rules. Incentive Stock Options and Non-Qualified Options granted prior to March 14, 1999 shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant and an additional 20% shall vest on each successive anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Incentive Stock Options and Non-Qualified Options granted subsequent to March 13, 1999 shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Committee. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or in the event of a Change in Control of the Corporation. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

               (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee (who at the time of such termination is not a Non-Employee Director or Officer of the Corporation or a Subsidiary
Corporation with the title of Vice President or higher) terminates his employment with the Corporation or a Subsidiary Corporation due to Retirement. With respect to an Optionee who is a Non-Employee Director or Officer of the Corporation or a Subsidiary Corporation with the title of Vice President or higher, the Committee may determine, in its discretion, that all unvested Options shall become immediately vested and exercisable in full on the date such Optionee terminates his employment or service due to Retirement. All outstanding Options hereunder shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation.

         8.04  Duration of Options.

                  (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of
(i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

         Except as provided in Section 8.04(b), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

                  (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

         Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

         If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

         In no event,  however,  shall any Option be  exercisable  more than ten
(10) years from the date it was granted.

         8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

         8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

                  (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this
Section 8.09(c).

         8.10     Stock Appreciation Rights.

                  (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

                  (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

                  (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                  (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                  (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Award to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new incentive options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

         12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

         12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIII
                                DEFERRED PAYMENTS

         13.01 Deferral of Options and Stock Appreciation Rights. Notwithstanding any other provision of this Plan, any Optionee may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Non-Qualified Option not transferred under the provisions of Section8.05 hereof and Stock Appreciation Rights.

         13.02 Timing of Election. The election to defer the delivery of the proceeds from any eligible NonQualified Option or Stock Appreciation Right must be made at least six (6) months prior to the date such Option or Stock Appreciation Right is exercised or at such other time as the Committee may specify. Deferrals of eligible NonQualified Options or Stock Appreciation Rights shall only be allowed for exercises of Options and Stock Appreciation Rights that occur while the Participant is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Non-Qualified Option or Stock Appreciation Right shall be irrevocable as long as the Optionee remains an Employee or an Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         13.03 Stock Option Deferral. The deferral of the proceeds of Non-Qualified Options may be elected by an Optionee subject to the rules and regulations established by the Committee. The proceeds from such an exercise shall be credited to a deferred stock option account established for the Optionee (which may be part of an existing deferred compensation trust account). The proceeds shall be credited to the deferred stock option account as a number of deferred shares or share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Optionee's termination of employment or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

         13.04 Stock Appreciation Right Deferral. The deferral of the proceeds of Stock Appreciation Rights may be made by an Optionee subject to the rules and regulations established by the Committee. Upon exercise, the Committee will credit the Optionee's deferred stock option account with a number of deferred shares or share units equivalent in value to the difference between the Fair Market Value of a share of Common Stock on the exercise date and the Exercise Price of the Stock Appreciation Right multiplied by the number of shares exercised. Deferred shares or share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred shares or share units. Deferred shares or share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Participant's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

         13.05 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Optionee's deferred stock option account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Optionee. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Optionee that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder.

Additionally, the Committee may use its discretion to cause stock option deferral accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         13.06 Assignability. No rights to deferred stock option accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Optionee may designate a beneficiary pursuant to any rules established by the Committee.

         13.07 Unfunded Status. No Optionee or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Optionee or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article XIII of the Plan; provided, however, that no Optionee or other person shall have any interest in such reserve, trust or investment.

                                   ARTICLE XIV
                        EFFECTIVE DATE OF THE PLAN; TERM

         14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

         14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                   ARTICLE XV
                              STOCKHOLDER APPROVAL

         The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market, (iv) regulations of the New York State Banking Department and (v) the regulations of the Federal Deposit Insurance Corporation.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

         16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                        INDEPENDENCE COMMUNITY BANK CORP.
             1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Independence Community Bank Corp, Inc. (the "Corporation") hereby establishes the 1998 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1998 Recognition and Retention Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and Independence Savings Bank ("Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.


                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01  "Bank"  means   Independence   Savings  Bank,  the   wholly-owned
subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. ss.574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. ss.574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the

Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

         3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an Officer of the Corporation, the Bank, or any Subsidiary, including Officers or other employees who may be directors of the Corporation.

         3.11 "Employer Group" means the Corporation and any Subsidiary which, with the consent of the Board, agree to participate in the Plan.

         3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.13 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Bank or any successor thereto who is not an Employee.

         3.14 "Offering" means the offering of Common Stock to the public in connection with the reorganization of the Bank and its mutual holding company parent to the stock holding company form of organization and the issuance of the capital stock of the Bank to the Corporation.

         3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary is that of a corporate officer, as determined by the Board.

         3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

         3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                      (i)     net income, as adjusted for non-recurring items;
                      (ii)    cash earnings;
                      (iii)   earnings per share;
                      (iv)    cash earnings per share;
                      (v)     return on average equity;
                      (vi)    return on average assets;
                      (vii)   assets;
                      (viii)  stock price;
                      (ix)    total stockholder return;
                      (x)     capital;
                      (xi)    net interest income;
                      (xii)   market share;
                      (xiii)  cost control or efficiency ratio; and
                      (xiv)   asset growth.

         3.18 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.19 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

         3.20 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

         3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or the Bank or any successor thereto (including service as an Director Emeritus) after attaining the age of 70.

         3.22 "Subsidiary" means the Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

         3.23 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

         4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.


                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

         5.02  Investment  of Trust  Assets;  Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 2,816,435 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom

Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

         6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Sections 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

         6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earning Plan Shares; Forfeitures.

                  (a) General Rules. Subject to the terms hereof, Plan Share Awards granted prior to March 14, 1999 shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. Plan Share Awards granted subsequent to March 13, 1999 shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award (with respect to Plan Share Awards granted prior to March 14, 1999) or before the Plan share Award has been completely earned (for Plan Share Awards granted after March 13, 1999) for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.
No fractional shares shall be distributed pursuant to this Plan.

                  (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. All Plan Shares subject to a Plan Share Award held by a Recipient (who at the time of such termination is not a Non-Employee Director or Officer of the Corporation or a Subsidiary Corporation with the title of Vice President or higher) whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter. With respect to an Recipient who is a Non-Employee Director or Officer of the Corporation or a Subsidiary Corporation with the title of Vice President or higher, the Committee may determine, in its discretion, that all unearned Plan Shares subject to a Plan Share Award shall be deemed earned on the date such Recipient terminates his employment or service due to Retirement, and if so determined, such Plan Shares shall be distributed as soon as practicable thereafter.

                  (c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned as of the effective date of a Change in Control of the Corporation.

                  (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation and Bylaws or the Bank's Restated Organization Certificate and Bylaws shall terminate as of the effective date of such removal.

         7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award or Performance Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award or Performance Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03     Distribution of Plan Shares.

                  (a) Timing of Distributions: General Rule. Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                  (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

         7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

         7.05     Performance Awards

                  (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

                  (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

                  (c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

                  (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

                  (e) Transferability. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

                  (f) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                  ARTICLE VIII
                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

         8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

         8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

         8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                DEFERRED PAYMENTS

         9.01 Deferral of Plan Share Award. Notwithstanding any other provision of this Plan, any Recipient may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer Plan Share Awards granted hereunder.

         9.02 Timing of Election. The election to defer the delivery of any Plan Share Award must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Award. Deferrals of eligible Plan Share Awards shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of its Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or an Non-Employee Director of the Corporation or one of its Subsidiary Companies.

         9.03 Plan Share Award Deferral. The deferral of Plan Share Awards may be elected by a Recipient subject to the rules and regulations established by the Committee. Upon the lapsing of restrictions on such a Plan Share Award, the Committee shall credit to a deferred stock award account established for the Recipient (which may be part of an existing deferred compensation trust account) a number of deferred shares or share units equivalent in value to the number of deferred Plan Share Awards multiplied by the Fair Market Value of Common Stock. Deferred shares or share units shall be valued at the Fair Market Value on the date all restrictions on the Stock Award lapse or are waived. Subsequent to the lapsing of all restrictions, the deferred shares or share units shall be valued at the Fair Market Value of Common Stock. Deferred shares or share units shall accrue dividends at the rate paid upon the Common Stock credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock or cash, at the discretion of the Committee, upon the Recipient's termination of service or at such other date, as may be approved by the Committee, over a period of no more than ten (10) years.

          9.04 Accelerated Distributions. The Committee may, at its sole discretion, allow for the early payment of an Recipient's deferred stock award account in the event of an "unforeseeable emergency" or in the event of the death or Disability of the Recipient. An "unforeseeable emergency" means an unanticipated emergency caused by an event beyond the control of the Recipient that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision, shall be consistent with the Code and the regulations promulgated thereunder. Additionally, the Committee may use its discretion to cause stock award accounts to be distributed when continuing the program is no longer in the best interest of the Corporation or one of its Subsidiary Companies.

         9.05 Assignability. No rights to deferred stock award accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that an Recipient may designate a beneficiary pursuant to any rules established by the Committee.

         9.06 Unfunded Status. No Recipient or other person shall have any interest in any fund or in any specific asset of the Corporation or one of its Subsidiary Companies by reason of any amount credited pursuant to the provisions hereof. Any amounts payable pursuant to the provisions hereof shall be paid from the general assets of the Corporation or one of its Subsidiary Companies and no Recipient or other person shall have any rights to such assets beyond the rights afforded general creditors of the Corporation or one of its Subsidiary Companies. However, the Corporation or one of its Subsidiary Companies shall have the right to establish a reserve, trust or make any investment for the purpose of satisfying the obligations created under this Article IX of the Plan; provided, however, that no Recipient or other person shall have any interest in such reserve, trust or investment.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

         10.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII.

         10.03 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to
Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         10.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         10.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

         10.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

         10.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and prior to the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

         10.08 Term of Plan. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

         10.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this __th day of _______, 1998.


                                       INDEPENDENCE COMMUNITY BANK CORP.


                                       By:  /s/ Charles J. Hamm
                                            Charles J. Hamm
                                            Chairman of the Board, President and
                                            Chief Executive Officer



ATTEST:                                          TRUSTEES:



---------------                                  --------------
John K. Schnock                                  Rohit M. Desai
Secretary
                                                 ------------------
                                                 Chaim Y. Edelstein

                                                 ---------------------------
                                                 Donald H. Elliott

                                                 ---------------------------
                                                 Robert W. Gelfman

                                 REVOCABLE PROXY
                        INDEPENDENCE COMMUNITY BANK CORP.


        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                               September 25, 1998

         The undersigned, being a stockholder of Independence Community Bank Corp. (the "Company") as of August 4, 1998, hereby authorizes the Board of Directors or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Klitgord Auditorium, New York City Technical College located at 285 Jay Street, Brooklyn, New York, on Friday, September 25, 1998 at 9:30 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

   1. ELECTION OF DIRECTORS

      Nominees for a three-year term:
      Robert B. Catell, Rohit M. Desai, Robert W. Gelfman,
      Charles J. Hamm and Scott M. Hand.

               [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not written below.

   2. PROPOSAL to adopt the 1998 Stock Option Plan.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   3. PROPOSAL to adopt the 1998 Recognition and Retention Plan and Trust Agreement.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   4. PROPOSAL to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1999.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                PLEASE CHECK BOX IF YOU PLAN TO
                ATTEND THE MEETING                      [   ]

   The Board of Directors recommends a vote in favor of Proposals 2 and 3.

   Detach above card, sign, date and mail in postage paid envelope provided.

                        INDEPENDENCE COMMUNITY BANK CORP.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 25, 1998 AND AT ANY ADJOURNMENT THEREOF.

          SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSALS TO ADOPT THE 1998 STOCK OPTION PLAN AND 1998 RECOGNITION AND RETENTION PLAN, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


 Please be sure to sign and date this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

         PLEASE ACT PROMPTLY. SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.